LED Lighting and EV Charging Solutions Provider Orion Previews FY 2024 Results in

Anticipation of its Singular Research Webinar Presentation Wed. May 22 at 3pm ET

Registration is Free and Open to All Investors

Manitowoc, WI – May 16, 2024 – Orion Energy Systems, Inc. (NASDAQ: OESX) (Orion Lighting), a provider of energy-efficient LED lighting, electric vehicle (EV) charging stations, and maintenance service solutions, announced preliminary, unaudited results for its fiscal 2024 fourth quarter and full year ended March 31, 2024 in anticipation of its presentation at Singular Research’s Spring Select Webinar, Wednesday, May 22nd at 3:00 p.m. All investors are invited to participate in the webinar at no cost. Registration and meeting details are below.

CEO Mike Jenkins and CFO Per Brodin will provide an overview presentation for the Singular Research webinar, followed by an investor Q&A session. Management will also be available for virtual investor meetings. Please contact your Singular representative or OESX@catalyst-ir.com to arrange a virtual meeting.

Orion plans to report its fiscal 2024 results and hold a conference call on Thursday, June 6th at 10.00 a.m. ET; call details will be announced in advance.

Q4’24 and FY 2024 Preview

Orion reported preliminary Q4’24 revenue of approximately $26.4M, an increase of approximately 22% over Q4’23 revenue of $21.6M. Orion also reported a preliminary FY 2024 revenue of approximately $90.6M, representing an approximate 17% increase over FY 2023 revenue of $77.4M.

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LED lighting revenue increased to approximately $16.3M in Q4’24 vs. $14.4M in Q4’23, driven by increased turnkey LED retrofit activity, including a U.S. Department of Defense project in Europe.
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EV charging solutions revenue rose to approximately $4.9M in Q4’24 vs. $3.4M in Q4’23, reflecting an expanding base of project activity supported by growth in the EV team and its geographic scope.
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Maintenance services revenue rose to approximately $5.2M in Q4’24 compared to $3.7M in Q4’23, principally reflecting a new three-year agreement to provide preventative lighting maintenance services for a customer’s approximately 2,000 retail locations.
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Orion expects to report slightly positive adjusted EBITDA in Q4’24 compared to negative adjusted EBITDA in Q4’23.

Singular Research Presentation Access

Date/Time: Wednesday, May 22nd at 3:00pm ET / 12:00pm PT

URL: https://register.gotowebinar.com/register/7935223134977229402

About Singular Research

Singular Research is a trusted provider of independent research on micro and small cap companies. Since inception in 2004, Singular Research has been dedicated to providing unbiased, performance-based research that instills trust and comfort in clients. Singular Research is unique in its approach, specializing in small to micro-cap companies, particularly those that are emerging, undervalued, and under-covered. This niche focus allows Singular Research to provide exciting opportunities to boost return on investment and alpha for its clients.

About Orion Energy Systems

Orion provides energy efficiency and clean tech solutions, including LED lighting and controls, maintenance services and electrical vehicle (EV) charging solutions. Orion specializes in turnkey design-through-installation solutions for large national customers as well as projects through ESCO and distribution partners, with a commitment to helping customers achieve their business and environmental goals with healthy, safe and sustainable solutions that reduce their carbon footprint and enhance business performance.

Orion is committed to operating responsibly throughout all areas of our organization. Learn more about our Sustainability and Governance priorities, goals and progress here or visit our website at www.orionlighting.com.

Safe Harbor Statement

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "will," "would" or words of similar import. Similarly, statements that describe our future outlook, plans, expectations, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected, including, but not limited to, the following: (i) our ability to realize the anticipated benefits of the Voltrek acquisition; (ii) we may encounter substantial difficulties, costs and delays involved in integrating our operations with Voltrek’s business; (iii) disruption of management’s attention from ongoing business operations due to the Voltrek acquisition; (iv) our ability to manage general economic, business and geopolitical conditions, including the impacts of natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as the COVID-19 pandemic; (v) the deterioration of market conditions, including our dependence on customers' capital budgets for sales of products and services, and adverse impacts on costs and the demand for our products as a result of factors such as the COVID-19 pandemic and the implementation of tariffs; (vi) our ability to adapt and respond to supply chain challenges, especially related to shipping and logistics issues, component availability, rising input costs, and a tight labor market; (vii) our ability to recruit, hire and retain talented individuals in all disciplines of our company; (viii) our ability to successfully launch, manage and maintain our refocused business strategy to successfully bring to market new and innovative product and service offerings; (ix) potential asset impairment charges and/or increases on our deferred tax asset reserve; (x) our dependence on a limited number of key customers, and the potential consequences of the loss of one or more key customers or suppliers, including key contacts at such customers; (xi) our ability to identify and successfully complete transactions with suitable acquisition candidates in the future as part of our growth strategy; (xii) the availability of additional debt financing and/or equity capital to pursue our evolving strategy and sustain our growth initiatives; (xiii) our risk of potential loss related to single or focused exposure within the current customer base and product offerings; (xiv) our ability to achieve and sustain profitability and positive cash flows; (xv) our ability to differentiate our products in a highly competitive and converging market, expand our customer base and gain market share; (xvi) our ability to manage and mitigate downward pressure on the average selling prices of our products as a result of competitive pressures in the LED market; (xvii) our ability to manage our inventory and avoid inventory obsolescence in a rapidly evolving LED market; (xviii) our increasing reliance on third parties for the manufacture and development of products, product components, as well as the provision of certain services; (xix) our increasing emphasis on selling more of our products through third party distributors and sales agents, including our ability to attract and retain effective third party distributors and sales agents to execute our sales model; (xx) our ability to develop and participate in new product and technology offerings or applications in a cost effective and timely manner; (xxi) our ability to maintain safe and secure information technology systems; (xxii) our failure to comply with the covenants in our credit agreement; (xxiii) our ability to balance customer demand and production capacity; (xxiv) our ability to maintain an effective system of internal control over financial reporting; (xxv) price fluctuations (including as a result of tariffs), shortages or interruptions of component supplies and raw materials used to manufacture our products; (xxvi) our ability to defend our patent portfolio and license technology from third parties; (xxvii) a reduction in the price of electricity; (xxviii) the reduction or elimination of investments in, or incentives to adopt, LED lighting or the elimination of, or changes in, policies, incentives or rebates in certain states or countries that encourage the use of LEDs over some traditional lighting technologies; (xxix) the cost to comply with, and the effects of, any current and future industry and government regulations, laws and policies; (xxx) potential warranty claims in excess of our reserve estimates; and (xxxi) the other risks described in our filings with the Securities and Exchange Commission. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com in the Investor Relations section of our Website.

Engage with Us

Twitter: @OrionLighting and @OrionLightingIR

StockTwits: @OESX_IR

Investor Relations Contacts

Per Brodin, CFO William Jones; David Collins

Orion Energy Systems, Inc. Catalyst IR

pbrodin@oesx.com (212) 924-9800 or OESX@catalyst-ir.com